TURNER FUNDS

TURNER MEDICAL SCIENCES LONG/SHORT FUND

TURNER TITAN LONG/SHORT FUND

TURNER MIDCAP GROWTH FUND

TURNER SMALL CAP GROWTH FUND

TURNER SMID CAP GROWTH OPPORTUNITIES FUND

(the “Funds”)

Institutional Class Shares

Investor Class Shares

Retirement Class Shares

Class C Shares

Supplement dated July 6, 2016

to the Prospectuses

dated January 31, 2016

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

Turner Investments, L.P. (“Turner” or the “Adviser”), the investment adviser to the Funds, has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Turner Investment Holdings L.P. (“TIH”) by which TIH has agreed to acquire, directly and indirectly, all of the outstanding equity interests of the Adviser through a merger transaction.  The transactions contemplated by the Merger Agreement (the “Acquisition”) will result in a change of control of Turner effective as of the closing of the Acquisition (the “Closing”). The Closing is subject to certain conditions and is expected to take place during July 2016. Following the Closing, Turner Investments LLC (“New Turner”) will succeed to the investment adviser registration of Turner and will have succeeded Turner as the investment adviser to each of the Funds.

Pursuant to the terms of the current investment advisory agreement between Turner and the Trust, on behalf of each of the Funds, the Acquisition is considered an assignment of the investment advisory agreement, and will result in its automatic termination. On June 10, 2016, the Board of Trustees of the Trust approved an interim advisory agreement and a new investment advisory agreement with New Turner, on behalf of each of the Funds. The new investment advisory agreement contains substantially similar terms as the current investment advisory agreement with Turner, including identical advisory fees.  As of the Closing, New Turner will provide investment advisory services to each Fund pursuant to the interim advisory agreement.  New Turner will also provide investment advisory services to each Fund pursuant to the new advisory agreement, provided that such advisory agreement is approved by Fund shareholders.  The interim advisory agreement will become effective with respect to each Fund upon the Closing, which is expected to be consummated prior to shareholder approval of the new advisory agreement with respect to each Fund.  The interim advisory agreement provides that, for up to 150 days following the date of the Closing, New Turner will act as investment adviser to each Fund on substantially the same terms and with the identical fee structure as the current investment advisory agreement until the new advisory agreement is approved by shareholders.

A special meeting of shareholders of the Funds will be held at which shareholders will be asked to consider and approve the new investment advisory agreement.  Shareholders of record of each Fund as of the record date will be entitled to vote and should expect to receive a proxy statement providing more information about the new investment advisory agreement.

Please retain this Supplement for future reference.